Appendix A

WELLS FARGO FUNDS TRUST

CLASS-LEVEL ADMINISTRATION AGREEMENT

Overview of Fee Structure

The Class-Level Administration Fees listed below are calculated on the total net assets of each Class.

Fees for Funds Trust Multi-Class Funds

Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (Other than Asset Allocation Fund)	Class Level Admin. Fee
Class A, Class B, Class C and Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Class R4	0.08%
Class R6	0.03%
Absolute Return Fund	Class Level Admin. Fee
Class A, Class C and Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Class R6	0.03%
Asset Allocation Fund	Class Level Admin. Fee
Class A, Class B, Class C and Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Multi-Class Fixed Income (Non-Money Market) Funds and Classes	Class Level Admin. Fee
Class A, Class B, Class C and Class R	0.16%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Class R6	0.03%
Multi-Class Money Market Funds and Classes	Class Level Admin. Fee
Class A, Class B and Class C	0.22%
Administrator Class	0.10%
Institutional Class	0.08%
Premier Class	0.08%
Select Class	0.04%
Service Class	0.12%
Sweep Class	0.22%

Fees for Funds Trust Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds	Class Level Admin. Fee
WealthBuilder unnamed Class	0.21%
Retail Class	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Single Class Fixed Income (Non-Money Market) Funds	Class Level Admin. Fee
Retail Class	0.16%
Administrator Class	0.10%
Institutional Class	0.08%
Single Class Money Market Funds	Class Level Admin. Fee
Retail Class	0.22%
Service Class	0.12%
Institutional Class	0.08%

Appendix A amended:  August 10, 2016

Schedule A to Appendix A

Class-Level Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Class-Level Admin. Fee
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Alternative Strategies Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
C&B Large Cap Value Fund Class A Class B Class C Class R6[1] Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
California Municipal Money Market Fund[2] Class A Administrator Class Premier Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
Colorado Tax-Free Fund Class A Class C Administrator Class Institutional Class[3]	0.16% 0.16% 0.10% 0.08%
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Conservative Income Fund Institutional Class	0.08%
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.16% 0.08% 0.03% 0.10% 0.08%
Core Plus Bond Fund Class A Class B Class C Class R6[4] Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.03% 0.10% 0.08%
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified Equity Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Diversified Income Builder Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified International Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Dow Jones Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dynamic Target Today Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2015 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2020 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2025 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2030 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2035 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2040 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2045 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2050 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2055 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2060 Fund Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Global Long/Short Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.04% 0.12% 0.22%
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Growth Balanced Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Index Asset Allocation Fund Class A Class B Class C Administrator Class Institutional Class[5]	0.21% 0.21% 0.21% 0.13% 0.13%
Index Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
International Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6	0.16% 0.16% 0.16% 0.10% 0.08% 0.03%
International Equity Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
International Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Large Company Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Low Volatility U.S. Equity Fund[6] Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Managed Account CoreBuilder Shares Series M	0.00%
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class[7]	0.16% 0.16% 0.10% 0.08%
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Money Market Fund Class A Class B Class C Daily Class[8] Premier Class Service Class	0.22% 0.22% 0.22% 0.22% 0.08% 0.12%
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.10% 0.08% 0.12%
Municipal Money Market Fund[9] Class A Premier Class Service Class Sweep Class[10]	0.22% 0.08% 0.12% 0.22%
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class Sweep Class[11]	0.22% 0.10% 0.08% 0.12% 0.22%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.16% 0.16% 0.16% 0.08%
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Real Return Fund Class A Class B Class C Class R6[12] Administrator Class Institutional Class[12]	0.16% 0.16% 0.16% 0.03% 0.10% 0.08%
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.03% 0.10% 0.08%
Short-Term Bond Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Small Cap Opportunities Fund Class R6[13] Administrator Class Institutional Class	0.03% 0.13% 0.13%
Small Cap Core Fund Class A Class C Class R6 Adminstrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Value Fund Class A Class C Class R6[14] Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Specialized Technology Fund Class A Class B Class C Administrator Class Institutional Class[15]	0.21% 0.21% 0.21% 0.13% 0.13%
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Special Small Cap Value Fund Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Treasury Plus Money Market Fund Class A Institutional Class Administrator Class Service Class Sweep Class	0.22% 0.08% 0.10% 0.12% 0.22%
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
WealthBuilder Conservative Allocation Portfolio[16] Class A Class C	0.21% 0.21%
WealthBuilder Growth Allocation Portfolio[16] Class A Class C	0.21% 0.21%
WealthBuilder Growth Balanced Portfolio[16] Class A Class C	0.21% 0.21%
WealthBuilder Moderate Balanced Portfolio[16] Class A Class C	0.21% 0.21%
WealthBuilder Tactical Equity Portfolio[16] Class A Class C	0.21% 0.21%
Wisconsin Tax-Free Fund Class A Class C Institutional Class[17]	0.16% 0.16% 0.08%
100% Treasury Money Market Fund Class A Administrative Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%

Schedule A to Appendix A amended:  August 10, 2016

The foregoing fee schedule is agreed to as of August 10, 2016 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:  _____________________________________

  C. David Messman

  Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ______________________________________

Paul Haast

Senior Vice President

1. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the C&B Large Cap Value Fund.  The Class R6 shares will become effective on or about November 1, 2016.

2. On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the California Municipal Money Market Fund effective on or about September 1, 2016.

3. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Institutional Class to the Colorado Tax-Free Fund.  The Institutional Class shares will become effective on or about November 1, 2016.

4. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the Core Plus Bond Fund.  The Class R6 shares will become effective on or about November 1, 2016.

5. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Institutional Class to the Index Asset Allocation Fund.  The Institutional Class shares will become effective on or about November 1, 2016.

6. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Low Volatility U.S. Equity Fund.  The Low Volatility U.S. Equity Fund is expected to commence operations in the fourth quarter of 2016.

7. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Institutional Class to the Minnesota Tax-Free Fund.  The Institutional Class shares will become effective on or about November 1, 2016.

8. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Money Market Fund Daily Class effective on or before September 1, 2016.

9. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Municipal Money Market Fund into the National Tax-Free Money Market Fund.  Pending shareholder approval, the fund merger is expected to occur in the first quarter of 2017.

10. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Municipal Money Market Fund Sweep Class effective on or before September 1, 2016.

11. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the National Tax-Free Money Market Fund Sweep Class effective on or before September 1, 2016.

12. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 and Institutional Class to the Real Return Fund.  The Class R6 and Institutional Class shares will become effective on or about November 1, 2016.

13. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the Small Cap Opportunities Fund.  The Class R6 shares will become effective on or about November 1, 2016.

14 On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R6 to the Small Company Value Fund.  The Class R6 shares will become effective on or about November 1, 2016.

15. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Institutional Class to the Specialized Technology Fund.  The Institutional Class shares will become effective on or about November 1, 2016.

16. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the name change of each WealthBuilder Portfolio as WealthBuilder Funds.  In addition, the Board approved for each WealthBuilder Portfolio the establishment of Class A shares and the renaming of the existing Wealthbuilder Portfolio share class as Class C.  The approved changes will become effective in the first quarter 2017.

17. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the addition of an Institutional Class to the Wisconsin Tax-Free Fund.  The Institutional Class shares will become effective on or about November 1, 2016.